EXHIBIT 10.3


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


I hereby consent to the incorporation by reference in the previously filed Registration Statements on Form F-3 (No 333-117529) and Form S-8 (No 333-110696, 333-100971 and 333-11650) of B.O.S. Better Online Solutions Ltd. of my report dated January 18, 2005, with respect to the financial statements of Surf-Communications Solutions Inc. included in this Annual Report on Form 20-F for the year ended December 31, 2004.



Arlington, MA

June 27, 2005
                                                                /S/ Walter Fey
                                                                Walter Fey, CPA